                                                                      EX-99.B11

[letterhead of KPMG Peat Marwick LLP appears here]


                          INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Voyageur Mutual Funds III, Inc.:

We consent to the use of our report incorporated herein by reference to Part B of the Registration Statement.

                                               /s/ KPMG Peat Marwick LLP
                                               KPMG Peat Marwick LLP



Minneapolis, Minnesota
December 27, 1997